Financial instruments and risk management (Details 6) R$ in Thousands	12 Months Ended
	Dec. 31, 2025 BRL (R$)	Dec. 31, 2024 BRL (R$)	Dec. 31, 2023 BRL (R$)
Financial Instruments And Risk Management
Total loans and derivatives (Notes 20 and 36)	R$ 2,495,231	R$ 2,357,066
Leases - Liabilities (Note 17)	13,764,868	12,575,846
Leases - Assets (Note 17)	(234,246)	(240,387)
Less: Cash and cash equivalents (Note 4)	(3,610,324)	(3,258,743)
FIC (Note 5)	(2,274,316)	(2,434,441)
Net debt	10,141,213	8,999,341
Other derivatives (Note 36)		522,822
Financing of 5G License	971,081	990,775
Adjusted net debt	11,112,294	10,512,938
EBITDA (i) (last 12 months)	R$ 13,421,719	R$ 12,532,722
Leverage ratio	0.83	0.84
Reconciliation, net profit for the year:
Net income	R$ 4,311,984	R$ 3,153,881	R$ 2,837,422
Net financial income (loss)	1,784,021	1,884,224
Income tax and social contribution	248,027	468,582
Depreciation and amortization	7,077,687	7,026,035
LAJIDA (EBITDA) (i)	R$ 13,421,719	R$ 12,532,722